Acquisitions, Assets and Liabilities Held for Sale, Licensing Agreements, Research and Development and Collaborative Arrangements, Equity-Method Investments and Cost-Method Investment	12 Months Ended
Dec. 31, 2016
Business Combinations, Discontinued Operations And Disposal Groups, Collaborative Arrangements And Equity Method Investments [Abstract]
Acquisitions, Assets and Liabilities Held for Sale, Licensing Agreements, Research and Development and Collaborative Arrangements, Equity-Method Investments and Cost-Method Investment
Acquisitions, Assets and Liabilities Held for Sale, Licensing Agreements, Research and Development and Collaborative Arrangements, Equity-Method Investments and Cost-Method Investment

A. Acquisitions

Medivation, Inc.
On September 28, 2016, we acquired Medivation for $81.50 per share. The total fair value of consideration transferred for Medivation was approximately $14.3 billion in cash ($13.9 billion, net of cash acquired). Of this consideration, approximately $365 million was not paid as of December 31, 2016, and was recorded in Other current liabilities. Medivation is now a wholly-owned subsidiary of Pfizer. Medivation is a biopharmaceutical company focused on developing and commercializing small molecules for oncology. Medivation’s portfolio includes Xtandi (enzalutamide), an androgen receptor inhibitor that blocks multiple steps in the androgen receptor signaling pathway within tumor cells. Xtandi is being developed and commercialized through a collaboration between Pfizer and Astellas. Astellas has exclusive commercialization rights for Xtandi outside the U.S. In addition, Medivation has two development-stage oncology assets in its pipeline: talazoparib, which is currently in a Phase 3 study for the treatment of BRCA-mutated breast cancer, and pidilizumab, an immuno-oncology asset being developed for diffuse large B-cell lymphoma and other hematologic malignancies. In connection with this acquisition, we provisionally recorded $13.1 billion in Identifiable intangible assets, primarily consisting of $8.7 billion of Developed technology rights with an average useful life of approximately 12 years and $4.4 billion of IPR&D, and provisionally recorded $5.5 billion of Goodwill, $4.4 billion of net deferred tax liabilities, and $340 million of assumed contingent consideration. We recorded changes in the estimated fair values recognized in the measurement period to better reflect market participant assumptions about facts and circumstances existing as of the acquisition date. The allocation of the consideration transferred to the assets acquired and the liabilities assumed has not yet been finalized.
Bamboo Therapeutics, Inc.
On August 1, 2016, we acquired all the remaining equity in Bamboo, a privately-held biotechnology company focused on developing gene therapies for the potential treatment of patients with certain rare diseases relating to neuromuscular conditions and those affecting the central nervous system, for $150 million, plus potential milestone payments of up to $495 million contingent upon the progression of key assets through development, regulatory approval and commercialization. The total fair value of the consideration transferred for Bamboo was approximately $331 million, including cash of $130 million ($101 million, net of cash acquired), contingent consideration of $157 million, consisting of milestone payments, and the fair value of Pfizer’s previously held equity interest in Bamboo of $44 million. We previously purchased a minority stake in Bamboo in the first quarter of 2016 for a payment of approximately $43 million. Upon acquiring the remaining interest in Bamboo, we recognized a gain of $1 million on our existing investment in Other (income)/deductions––net. This acquisition provides us with several clinical and pre-clinical assets that complement our rare disease portfolio, an advanced recombinant AAV vector design and production technology, and a fully functional Phase I/II gene therapy manufacturing facility. Bamboo is now a wholly-owned subsidiary of Pfizer. In connection with this acquisition, we provisionally recorded $325 million of Identifiable intangible assets, consisting entirely of IPR&D. We also provisionally recorded $133 million of Goodwill and $93 million of net deferred tax liabilities. The allocation of the consideration transferred to the assets acquired and the liabilities assumed has not yet been finalized.

Anacor Pharmaceuticals, Inc.

On June 24, 2016, we acquired Anacor for $99.25 per share. The total fair value of consideration transferred for Anacor was approximately $4.9 billion in cash ($4.5 billion net of cash acquired), plus $698 million debt assumed. Anacor is now a wholly-owned subsidiary of Pfizer. Anacor is a biopharmaceutical company focused on novel small-molecule therapeutics derived from its boron chemistry platform. Anacor’s crisaborole, a non-steroidal topical PDE-4 inhibitor with anti-inflammatory properties, was approved by the FDA on December 14, 2016 under the trade name, Eucrisa. In connection with this acquisition, we recorded $698 million as the fair value of notes payable in cash, and provisionally recorded $4.9 billion in Identifiable intangible assets, primarily consisting of $4.8 billion of IPR&D, and provisionally recorded $647 million of Goodwill and $352 million of net deferred tax liabilities. We recorded changes in the estimated fair values recognized in the measurement period to better reflect market participant assumptions about facts and circumstances existing as of the acquisition date. We do not expect significant adjustments to the allocation of the consideration transferred to the assets acquired and the liabilities assumed, however the assessment has not yet been finalized.

Hospira, Inc.

On September 3, 2015, we acquired Hospira, a leading provider of sterile injectable drugs and infusion technologies as well as a provider of biosimilars, for $90 per share in cash. The total fair value of consideration transferred for Hospira was approximately $16.1 billion in cash ($15.7 billion, net of cash acquired). Hospira is now a subsidiary of Pfizer and its commercial operations are included in the EH segment. The combination of local Pfizer and Hospira entities may be pending in various jurisdictions and integration is subject to completion of various local legal and regulatory steps.

Hospira’s principal business was the development, manufacture, marketing and distribution of generic acute-care and oncology injectables, biosimilars and integrated infusion therapy and medication management systems (see Note 2B below). Hospira’s broad portfolio of products is used by hospitals and alternate site providers, such as clinics, home healthcare providers and long-term care facilities. We believe our acquisition of Hospira has strengthened our EH business, as EH now has a broadened portfolio of generic and branded sterile injectables, marketed biosimilars and biosimilars in development.

The following table summarizes the amounts recognized for assets acquired and liabilities assumed as of the acquisition date, as well as adjustments made in 2016 to the amounts initially recorded in 2015 (measurement period adjustments) with a corresponding change to goodwill. The measurement period adjustments did not have a material impact on our earnings in any period. The final allocation of the consideration transferred to the assets acquired and the liabilities assumed has been completed.

(MILLIONS OF DOLLARS)	Amounts Recognized as of Acquisition Date (as previously reported as of December 31, 2015)	Measurement Period Adjustments(a)	Amounts Recognized as of Acquisition Date (as adjusted) Final
Working capital, excluding inventories(b)	$274	$68	$342
Inventories	1,924	(23)	1,901
PP&E	2,410	(57)	2,352
Identifiable intangible assets, excluding IPR&D(c)	8,270	20	8,290
IPR&D	995	35	1,030
Other noncurrent assets	408	(46)	362
Long-term debt	(1,928)	—	(1,928)
Benefit obligations	(117)	—	(117)
Net income tax accounts(d)	(3,394)	14	(3,380)
Other noncurrent liabilities	(39)	(23)	(61)
Total identifiable net assets	8,803	(12)	8,791
Goodwill	7,284	12	7,295
Net assets acquired/total consideration transferred	$16,087	$—	$16,087

(a)
The changes in the estimated fair values are primarily to better reflect market participant assumptions about facts and circumstances existing as of the acquisition date. The measurement period adjustments did not result from intervening events subsequent to the acquisition date.

(b)	Includes cash and cash equivalents, short-term investments, accounts receivable, other current assets, assets held for sale, accounts payable and other current liabilities.

(c)
Comprised of finite-lived developed technology rights with a weighted-average life of approximately 17 years ($7.7 billion) and other finite-lived identifiable intangible assets with a weighted-average life of approximately 12 years ($570 million).

(d)
Final amounts recognized as of the acquisition date (as adjusted), included in Current tax assets ($57 million), Noncurrent deferred tax assets and other noncurrent tax assets ($58 million), Income taxes payable ($5 million), Noncurrent deferred tax liabilities ($3.4 billion) and Other taxes payable ($101 million, including accrued interest of $5 million). Preliminary amounts recognized as of the acquisition date (as previously reported), included in Current tax assets ($79 million), Noncurrent deferred tax assets and other noncurrent tax assets ($25 million), Income taxes payable ($5 million), Noncurrent deferred tax liabilities ($3.4 billion) and Other taxes payable ($114 million, including accrued interest of $5 million).

As of the acquisition date, the fair value of accounts receivable approximated the book value acquired. The gross contractual amount receivable was $565 million, of which $12 million was not expected to be collected.

In the ordinary course of business, Hospira incurs liabilities for environmental, legal and tax matters, as well as guarantees and indemnifications. These matters may include contingencies. Except as specifically excluded by the relevant accounting standard, contingencies are required to be measured at fair value as of the acquisition date if the acquisition-date fair value of the asset or liability arising from a contingency can be determined. If the acquisition-date fair value of the asset or liability cannot be determined, the asset or liability would be recognized at the acquisition date if both of the following criteria are met: (i) it is probable that an asset existed or that a liability had been incurred at the acquisition date, and (ii) the amount of the asset or liability can be reasonably estimated.

•
Environmental Matters—In the ordinary course of business, Hospira incurs liabilities for environmental matters such as remediation work, asset retirement obligations and environmental guarantees and indemnifications. The contingencies for environmental matters are not significant to Pfizer’s financial statements.

•
Legal Matters—Hospira is involved in various legal proceedings, including product liability, patent, commercial, antitrust and environmental matters and government investigations, of a nature considered normal to its business. The contingencies arising from legal matters are not significant to Pfizer’s financial statements.

•
Tax Matters—In the ordinary course of business, Hospira incurs liabilities for income taxes. Income taxes are exceptions to both the recognition and fair value measurement principles associated with the accounting for business combinations. Reserves for income tax contingencies continue to be measured under the benefit recognition model as previously used by Hospira. Net liabilities for income taxes approximate $3.4 billion as of the acquisition date, which includes $109 million for uncertain tax positions. The net tax liability includes the recording of additional adjustments of approximately $3.2 billion for the tax impact of fair value adjustments and approximately $719 million for income tax matters that we intend to resolve in a manner different from what Hospira had planned or intended. For example, because we plan to repatriate certain overseas funds, we provided deferred taxes on Hospira’s unremitted earnings for which no taxes have been previously provided by Hospira as it was Hospira’s intention to indefinitely reinvest those earnings.

Goodwill is calculated as the excess of the consideration transferred over the net assets recognized and represents the future economic benefits arising from other assets acquired that could not be individually identified and separately recognized. Specifically, the goodwill recorded as part of the acquisition of Hospira includes the following:

•	the expected specific synergies and other benefits that we believe will result from combining the operations of Hospira with the operations of Pfizer;

•	any intangible assets that do not qualify for separate recognition, as well as future, as yet unidentified projects and products; and

•
the value of the going-concern element of Hospira’s existing businesses (the higher rate of return on the assembled collection of net assets versus if Pfizer had acquired all of the net assets separately).

Goodwill is not amortized and is not deductible for tax purposes. All of the goodwill related to the acquisition of Hospira is related to our EH segment (see Note 10 for additional information).

Actual and Pro Forma Impact of Acquisition—The following table presents information for Hospira’s operations that are included in Pfizer’s consolidated statements of income beginning from the acquisition date, September 3, 2015 through Pfizer’s domestic and international year-ends in 2015 (see Note 1A):

(MILLIONS OF DOLLARS)	December 31, 2015
Revenues	$1,513
Net loss attributable to Pfizer Inc. common shareholders(a)	(575)

(a)
Includes purchase accounting charges related to the provisional estimated fair values recognized as of the acquisition date for (i) the fair value adjustment for acquisition-date inventory that has been sold ($378 million pre-tax); (ii) amortization expense related to the fair value of identifiable intangible assets acquired from Hospira ($161 million pre-tax); (iii) depreciation expense related to the fair value adjustment of fixed assets acquired from Hospira ($34 million pre-tax ); and (iv) amortization expense related to the fair value adjustment of long-term debt acquired from Hospira ($13 million income pre-tax), as well as restructuring and integration costs ($556 million pre-tax).

The following table provides supplemental pro forma information as if the acquisition of Hospira had occurred on January 1, 2014:

	Unaudited Supplemental Pro Forma Consolidated Results
	Year Ended December 31,
(MILLIONS OF DOLLARS, EXCEPT PER COMMON SHARE DATA)	2015	2014
Revenues	$52,082	$54,069
Net income attributable to Pfizer Inc. common shareholders	7,669	8,173
Diluted EPS attributable to Pfizer Inc. common shareholders	1.23	1.27

The unaudited supplemental pro forma consolidated results were prepared using the acquisition method of accounting and do not purport to reflect what the combined company’s results of operations would have been had the acquisition occurred on January 1, 2014, nor do they project the future results of operations of the combined company or reflect the expected realization of any cost savings associated with the acquisition. The actual results of operations of the combined company may differ significantly from the pro forma adjustments reflected here due to many factors. The unaudited supplemental pro forma financial information includes various assumptions, including those related to the purchase price allocation of the assets acquired and the liabilities assumed from Hospira.
The unaudited supplemental pro forma consolidated results reflect the historical financial information of Pfizer and Hospira, adjusted to give effect to the acquisition of Hospira as if it had occurred on January 1, 2014, primarily for the following pre-tax adjustments:

•	Elimination of Hospira’s historical intangible asset amortization expense (approximately $33 million in 2015 and $77 million in 2014).

•	Additional amortization expense (approximately $342 million in 2015 and $502 million in 2014) related to the fair value of identifiable intangible assets acquired.

•	Additional depreciation expense (approximately $52 million in 2015 and $102 million in 2014) related to the fair value adjustment to PP&E acquired.

•
Adjustment related to the non-recurring fair value adjustment to acquisition-date inventory estimated to have been sold (the elimination of $364 million of charges in 2015 and the addition of $591 million of charges in 2014).

•	Adjustment to decrease interest expense (approximately $18 million in 2015 and $42 million in 2014) related to the fair value adjustment of Hospira debt.

•
Adjustment for non-recurring acquisition-related costs directly attributable to the acquisition (the elimination of $877 million of charges in 2015, and the addition of $877 million of charges in 2014), reflecting non-recurring charges incurred by both Hospira and Pfizer which would have been recorded in 2014 under the pro forma assumption that the Hospira acquisition was completed on January 1, 2014.

The above adjustments were adjusted for the applicable tax impact. The taxes associated with the adjustments related to the fair value adjustment for acquired intangible assets, PP&E, inventory and debt reflect the statutory tax rates in the various jurisdictions where the adjustments are expected to be incurred. The taxes associated with elimination of Hospira’s historical intangible asset amortization expense and the adjustment for the acquisition-related costs directly attributable to the acquisition were based on the tax rate in the jurisdiction in which the related deductible costs were incurred.

Marketed Vaccines Business of Baxter International Inc.
On December 1, 2014 (which fell in the first fiscal quarter of 2015 for our international operations), we acquired Baxter’s portfolio of marketed vaccines for a final purchase price of $648 million. The portfolio that was acquired consists of NeisVac-C and FSME-IMMUN/TicoVac. NeisVac-C is a vaccine that helps protect against meningitis caused by group C meningococcal meningitis and FSME-IMMUN/TicoVac is a vaccine that helps protect against tick-borne encephalitis. In connection with this acquisition, we recorded $376 million in Identifiable intangible assets, primarily consisting of $371 million in Developed technology rights. We also recorded $194 million of Inventories and $12 million in Goodwill. The final allocation of the consideration transferred to the assets acquired and the liabilities assumed has been completed.

InnoPharma, Inc.
On September 24, 2014, we completed our acquisition of InnoPharma, a privately-held pharmaceutical development company, for an upfront cash payment of $225 million and contingent consideration with an estimated acquisition-date fair value of approximately $67 million. The contingent consideration consists of up to $135 million in additional milestone payments based on application filing with, and acceptance by, the FDA, or approval of marketing applications related to certain pipeline products by the FDA. We believe this acquisition represents a potential innovative growth opportunity for our sterile injectables portfolio in areas such as oncology and central nervous disorders. In connection with this acquisition, we recorded $247 million in Identifiable intangible assets consisting of $212 million in IPR&D and $35 million in Developed technology rights; $81 million in net deferred tax liabilities; and $125 million in Goodwill. The final allocation of the consideration transferred to the assets acquired and the liabilities assumed has been completed.

B. Assets and Liabilities Held for Sale
On October 6, 2016, we announced that we entered into a definitive agreement under which ICU Medical agreed to acquire all of our global infusion therapy net assets, HIS, for approximately $1 billion in cash and ICU Medical common stock. HIS includes IV pumps, solutions, and devices. As a result of recent performance of HIS relative to ICU Medical’s expectations, on January 5, 2017 we entered into a revised agreement with ICU Medical under which ICU Medical would acquire HIS for up to approximately $900 million, composed of cash and contingent cash consideration, ICU Medical common stock and seller financing.
The revised transaction closed on February 3, 2017. At closing, under the terms of the revised agreement, we received 3.2 million newly issued shares of ICU Medical common stock (as originally agreed), which we valued at approximately $430 million (based upon the closing price of ICU Medical common stock on the closing date less a discount for lack of marketability), a promissory note in the amount of $75 million and net cash of approximately $200 million before customary adjustments for net working capital. In addition, we are entitled to receive a contingent amount of up to an additional $225 million in cash based on ICU Medical’s achievement of certain cumulative performance targets for the combined company through December 31, 2019. After receipt of ICU Medical shares, we own approximately 16.4% of ICU Medical as of the closing date. We have agreed to certain restrictions on transfer of our ICU Medical shares for 18 months. The promissory note from ICU Medical has a term of three years and bears interest at LIBOR plus 2.25% for the first year and LIBOR plus 2.50% for the second and third years.
While we have received the full purchase price excluding the contingent amount as of the February 3, 2017 closing, the sale of the HIS net assets was not completed in certain non-U.S. jurisdictions due to temporary regulatory or operational constraints. In these jurisdictions, which represent a relatively small portion of the HIS net assets, we continue to operate the net assets for the net economic benefit of ICU Medical, and we are indemnified by ICU Medical against any risk associated with such operations during the interim period. We expect the sale of the HIS net assets in these jurisdictions to be completed by the first quarter of 2018. As such, and as we have already received all of the non-contingent proceeds from the sale and ICU Medical is contractually obligated to complete the transaction, we have treated these jurisdictions as sold for accounting purposes.
In connection with the sale transaction, we entered into certain transitional agreements designed to facilitate the orderly transition of the HIS net assets to ICU Medical. These agreements primarily relate to administrative services, which are generally to be provided for a period of up to 24 months. We will also manufacture and supply certain HIS products for ICU Medical and ICU Medical will manufacture and supply certain retained Pfizer products for us after closing, generally for a term of five years. These agreements are not material to Pfizer and none confers upon us the ability to influence the operating and/or financial policies of ICU Medical subsequent to the sale.
At December 31, 2016, we determined that the carrying value of the HIS net assets held for sale exceeded their fair value less estimated costs to sell, resulting in a pre-tax impairment charge of $1.7 billion, which is included in Other (income)/deductions––net (see Note 4). The decline in value resulted from lower expectations as to future cash flows to be generated by HIS, primarily as a result of an increase in competition for customer contracts and pricing factors that were not initially anticipated.
Assets and liabilities associated with HIS are presented as held for sale in the consolidated balance sheet as of December 31, 2016. The HIS assets held for sale are reported in Assets held for sale and HIS liabilities held for sale are reported in Other current liabilities. The amounts associated with HIS, as well as other assets classified as held for sale as of December 31, 2016 and December 31, 2015, consisted of the following:

	As of December 31,
(MILLIONS OF DOLLARS)	2016	2015
Assets Held for Sale
Inventories	$377	$—
PP&E	457	—
Identifiable intangible assets	1,319	—
Goodwill	119	—
Other assets	152	—
Less: adjustment to HIS assets for net realizable value(a)	(1,681)	—
Total HIS assets held for sale	743	—
Other assets held for sale(b)	58	9
Assets held for sale	$801	$9

Liabilities Held for Sale
Accrued compensation and related items	$54	$—
Other liabilities	103	—
Total HIS liabilities held for sale	$157	$—

(a)	For 2016, we recorded an adjustment to HIS assets for net realizable value of $1,681 million plus estimated costs to sell of $31 million for a total impairment on HIS net assets of $1,712 million.

(b)	Other assets held for sale consist primarily of PP&E and other assets.
C. Licensing Agreements

Cellectis SA (Cellectis)
In June 2014, we entered into a global arrangement with Cellectis to develop Chimeric Antigen Receptor T-cell immunotherapies in the field of oncology directed at select cellular surface antigen targets. In August 2014, in connection with this licensing agreement, we made an upfront payment of $80 million to Cellectis, which was recorded in Research and development expenses. We will also fund R&D costs associated with up to 15 Pfizer-selected targets and, for the benefit of Cellectis, a portion of the R&D costs associated with four Cellectis-selected targets within the arrangement. Cellectis is eligible to receive development, regulatory and commercial milestone payments of up to $185 million per product that results from the Pfizer-selected targets, as well as tiered royalties on net sales of any products that are commercialized by Pfizer. In addition, in August 2014, we acquired approximately 10% of the capital of Cellectis through the purchase of newly issued shares, for a total investment of approximately $35 million. As of November 30, 2016 and 2015, Pfizer’s ownership in Cellectis’ outstanding shares was approximately 8%.

Nexium Over-the-Counter Rights

In August 2012, we entered into an agreement with AstraZeneca for the exclusive, global, OTC rights for Nexium, a prescription drug approved to treat the symptoms of gastroesophageal reflux disease. In connection with this Consumer Healthcare licensing agreement, we made an upfront payment of $250 million to AstraZeneca, which was recorded in Research and development expenses when incurred. On May 27, 2014, we launched Nexium 24HR in the U.S., and on July 11, 2014, we paid AstraZeneca a related $200 million product launch milestone payment. On August 1, 2014, we launched Nexium Control in Europe, and on September 15, 2014, we paid AstraZeneca a related $50 million product launch milestone payment. These post-approval milestone payments were recorded in Identifiable intangible assets, less accumulated amortization and are being amortized over the estimated useful life of the Nexium brand. Included in Other current liabilities at December 31, 2015 are accrued milestone payments to AstraZeneca of $93 million, which were subsequently paid to AstraZeneca in April 2016. AstraZeneca is eligible to receive additional milestone payments of approximately $200 million, based on the level of worldwide sales as well as quarterly royalty payments based on worldwide sales.

D. Research and Development and Collaborative Arrangements

Research and Development Arrangement with NovaQuest Co-Investment Fund II, L.P.
On November 1, 2016, we announced the discontinuation of the global clinical development program for bococizumab. During December 2016, $31.3 million was refunded to NovaQuest representing amounts NovaQuest prepaid for development costs (under the May 2016 agreement described below) that were not used for program expenses due to the discontinuation of the development program. No additional payments are expected to be received from or paid to NovaQuest under this agreement, which was effectively terminated on November 18, 2016.
In May 2016, our agreement with NovaQuest became effective, under which NovaQuest agreed to fund up to $250 million in development costs related to certain Phase III clinical trials of Pfizer’s bococizumab compound and Pfizer agreed to use commercially reasonable efforts to develop and obtain regulatory approvals for such compound. NovaQuest’s development funding was expected to cover up to 40% of the development costs and was to be received over five quarters during 2016 and 2017. As there was a substantive and genuine transfer of risk to NovaQuest, the development funding applicable to program expenses during 2016 was recognized as a reduction of Research and development expenses as incurred. The reduction to Research and development expenses for 2016 totaled $180.3 million.
Research and Development Arrangement with NovaQuest Co-Investment Fund V, L.P.
In April 2016, Pfizer entered into an agreement with NovaQuest under which NovaQuest will fund up to $200 million in development costs related to certain Phase III clinical trials of Pfizer’s rivipansel compound and Pfizer will use commercially reasonable efforts to develop and obtain regulatory approvals for such compound. NovaQuest’s development funding is expected to cover up to 100% of the development costs and will be received over approximately twelve quarters from 2016 to 2019. As there is a substantive and genuine transfer of risk to NovaQuest, the development funding is recognized by us as an obligation to perform contractual services and therefore is a reduction of Research and development expenses as incurred. The reduction to Research and development expenses for 2016 totaled $46.6 million. Following potential regulatory approval, NovaQuest will be eligible to receive a combination of fixed milestone payments of up to approximately $267 million in total based on achievement of first commercial sale and certain levels of cumulative net sales, as well as royalties on rivipansel net sales over approximately eight years. Fixed sales-based milestone payments will be recorded as intangible assets and amortized to Amortization of intangible assets over the estimated commercial life of the rivipansel product and royalties on net sales will be recorded as Cost of sales when incurred.

Research and Development Arrangement with RPI Finance Trust

In January 2016, Pfizer entered into an agreement with RPI, a subsidiary of Royalty Pharma, under which RPI will fund up to $300 million in development costs related to certain Phase III clinical trials of Pfizer’s Ibrance (palbociclib) product primarily for adjuvant treatment of hormone receptor positive early breast cancer (the Indication). RPI’s development funding is expected to cover up to 100% of the costs primarily for the applicable clinical trials through 2021. As there is a substantive and genuine transfer of risk to RPI, the development funding is recognized by us as an obligation to perform contractual services and therefore is a reduction of Research and development expenses as incurred. The reduction to Research and development expenses for 2016 totaled $44.9 million. If successful and upon approval of Ibrance in the U.S. or certain major markets in the EU for the Indication based on the applicable clinical trials, RPI will be eligible to receive a combination of approval-based fixed milestone payments of up to $250 million dependent upon results of the clinical trials and royalties on certain Ibrance sales over approximately seven years. Fixed milestone payments due upon approval will be recorded as intangible assets and amortized to Amortization of intangible assets over the estimated commercial life of the Ibrance product and sales-based royalties will be recorded as Cost of sales when incurred.

Collaborative Arrangements

In the normal course of business, we enter into collaborative arrangements with respect to in-line medicines, as well as medicines in development that require completion of research and regulatory approval. Collaborative arrangements are contractual agreements with third parties that involve a joint operating activity, typically a research and/or commercialization effort, where both we and our partner are active participants in the activity and are exposed to the significant risks and rewards of the activity. Our rights and obligations under our collaborative arrangements vary. For example, we have agreements to co-promote pharmaceutical products discovered by us or other companies, and we have agreements where we partner to co-develop and/or participate together in commercializing, marketing, promoting, manufacturing and/or distributing a drug product.

The following table provides the amounts and classification of payments (income/(expense)) between us and our collaboration partners:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2016	2015	2014
Revenues—Revenues(a)	$659	$644	$786
Revenues—Alliance revenues(b)	1,746	1,312	957
Total revenues from collaborative arrangements	2,405	1,956	1,743
Cost of sales(c)	(315)	(282)	(280)
Selling, informational and administrative expenses(d)	(5)	(287)	(268)
Research and development expenses(e)	64	(330)	(1,210)
Other income/(deductions)—net(f)	542	482	518

(a)	Represents sales to our partners of products manufactured by us.

(b)
Substantially all relates to amounts earned from our partners under co-promotion agreements. The increase in 2016 reflects an increase in alliance revenues from Eliquis and the inclusion of Xtandi revenues resulting from the acquisition of Medivation in September 2016, partially offset by the expiration of the Rebif co-promotion collaboration at the end of 2015. The increase in 2015 reflects an increase in alliance revenues from Eliquis, partially offset by Spiriva (as a result of the expiration of the co-promotion collaboration in the U.S. and certain European countries during 2014).

(c)	Primarily relates to royalties earned by our partners and cost of sales associated with inventory purchased from our partners.

(d)	Represents net reimbursements to our partners for selling, informational and administrative expenses incurred.

(e)
Primarily relates to upfront payments and pre-approval milestone payments earned by our partners as well as net reimbursements. The upfront and milestone payments were as follows: $15 million in 2016, $310 million in 2015 (primarily related to our collaboration with OPKO, see below) and $1.2 billion in 2014 (related to our collaboration with Merck KGaA, see below). 2016 also includes a $120 million reimbursement related to our collaboration with Lilly (see below).

(f)
In 2016, 2015 and 2014, includes royalties earned on sales of Enbrel in the U.S. and Canada after October 31, 2013. On that date, the co-promotion term of the collaboration agreement for Enbrel in the U.S. and Canada expired, and we became entitled to royalties for a 36-month period thereafter until October 31, 2016.

The amounts disclosed in the above table do not include transactions with third parties other than our collaboration partners, or other costs associated with the products under the collaborative arrangements.
In addition, in connection with our collaborative arrangements, we paid post-approval milestones to collaboration partners of $20 million in 2015 and $80 million in 2014. These payments were recorded in Identifiable intangible assets––Developed technology rights. We did not pay post-approval milestones to collaboration partners in 2016. We also received upfront and milestone payments from our collaboration partners of $200 million in 2015, primarily related to our collaboration with Lilly (see below). This amount was recorded in our consolidated balance sheets as deferred revenue and is being recognized into Other (income)/deductions––net over a multi-year period.

Collaboration with Eli Lilly & Company

In 2013, we entered into a collaboration agreement with Lilly to jointly develop and globally commercialize Pfizer’s tanezumab, which provides that Pfizer and Lilly will equally share product-development expenses as well as potential revenues and certain product-related costs. Following the decision by the FDA in March 2015 to lift the partial clinical hold on the tanezumab development program, we received a $200 million upfront payment from Lilly in accordance with the collaboration agreement between Pfizer and Lilly, which is recorded as deferred revenue in our consolidated balance sheet and is being recognized into Other (income)/deductions––net over a multi-year period beginning in the second quarter of 2015. Pfizer and Lilly resumed the Phase 3 chronic pain program for tanezumab in July 2015. Under the collaboration agreement with Lilly, we are eligible to receive additional payments from Lilly upon the achievement of specified regulatory and commercial milestones.

Collaboration with OPKO Health, Inc.
We entered into a collaborative agreement with OPKO, which closed in January 2015, to develop and commercialize OPKO’s long-acting hGH-CTP for the treatment of GHD in adults and children, as well as for the treatment of growth failure in children born SGA who fail to show catch-up growth by two years of age. In February 2015, we made an upfront payment of $295 million to OPKO, which was recorded in Research and development expenses, and OPKO is eligible to receive up to an additional $275 million upon the achievement of certain regulatory milestones. OPKO is also eligible to receive royalty payments associated with the commercialization of hGH-CTP for Adult GHD, which is subject to regulatory approval. Upon the launch of hGH-CTP for Pediatric GHD, which is subject to regulatory approval, the royalties will transition to tiered gross profit sharing for both hGH-CTP and our product, Genotropin.
Collaboration with Merck KGaA

In November 2014, we entered into a collaborative arrangement with Merck KGaA, to jointly develop and commercialize avelumab, the proposed international non-proprietary name for the investigational anti-PD-L1 antibody (MSB0010718C), currently in development as a potential treatment for multiple types of cancer. We and Merck KGaA are exploring the therapeutic potential of this novel anti-PD-L1 antibody as a single agent as well as in various combinations with our and Merck KGaA’s broad portfolio of approved and investigational oncology therapies. We and Merck KGaA are also combining resources and expertise to advance our anti-PD-1 antibody into Phase 1 trials. Under the terms of the agreement, in the fourth quarter of 2014, we made an upfront payment of $850 million to Merck KGaA and Merck KGaA is eligible to receive regulatory and commercial milestone payments of up to approximately $2.0 billion. Both companies will jointly fund all development and commercialization costs, and split equally any profits generated from selling any anti-PD-L1 or anti-PD-1 products from this collaboration. Also, as part of the agreement, we gave Merck KGaA certain co-promotion rights for Xalkori in the U.S. and several other key markets, and co-promotion activities were initiated in key select markets in 2015. In 2014, we recorded $1.2 billion of Research and development expenses associated with this collaborative arrangement, composed of the $850 million upfront cash payment as well as an additional amount of $309 million, reflecting the estimated fair value of the co-promotion rights given to Merck KGaA.

E. Equity-Method Investments

Investment in Hisun Pfizer Pharmaceuticals Company Limited

In September 2012, we and Hisun, a leading pharmaceutical company in China, formed a new company, Hisun Pfizer, to develop, manufacture, market and sell pharmaceutical products, primarily branded generic products, predominately in China. Hisun Pfizer was established with registered capital of $250 million, of which our portion was $122.5 million. On January 1, 2013, both parties transferred selected employees to Hisun Pfizer and contributed, among other things, certain rights to commercialized products and products in development, intellectual property rights, and facilities, equipment and distribution/customer contracts. Our contributions in 2013 constituted a business, as defined by U.S. GAAP, and included, among other things, the China rights to certain commercialized products and other products not yet commercialized and all associated intellectual property rights. As a result of the contributions from both parties, Hisun Pfizer holds a broad portfolio of branded generics covering cardiovascular disease, infectious disease, oncology, mental health and other therapeutic areas.

We also entered into certain transition agreements designed to ensure and facilitate the orderly transfer of the business operations to Hisun Pfizer, primarily the Pfizer Products Transition Period Agreement and a related supply and promotional services agreement. These agreements provide for a profit margin on the manufacturing services provided by Pfizer to Hisun Pfizer and govern the supply, promotion and distribution of Pfizer products until Hisun Pfizer is able to provide for its own manufacturing and distribution. While intended to be transitional, these agreements may be extended by mutual agreement of the parties for several years and, possibly, indefinitely. These agreements are not material to Pfizer, and none confers upon us any additional ability to influence the operating and/or financial policies of Hisun Pfizer. We are accounting for our interest in Hisun Pfizer as an equity-method investment, due to the significant influence we have over the operations of Hisun Pfizer through our board representation, minority veto rights and 49% voting interest. Our investment in Hisun Pfizer is reported in Long-term investments, and our share of Hisun Pfizer’s net income is recorded in Other (income)/deductions––net.

In 2016, we determined that we had other-than-temporary declines in the value of Hisun Pfizer, and, therefore, we recognized a loss of $452 million in Other (income)/deductions––net (see Note 4), consisting of losses recognized in the first, second and fourth quarters of 2016. In the first and second quarters of 2016, we determined that we had other-than-temporary declines in the value of Hisun Pfizer and, therefore, we recognized a loss of $81 million and $130 million, respectively. The declines in value resulted from lower expectations as to the future cash flows to be generated by Hisun Pfizer, primarily as a result of an increase in risk due to the continued slowdown in the Chinese economy and changes in the expected timing and number of new product introductions by Hisun Pfizer. In the fourth quarter of 2016, we recognized a loss of $241 million to reduce the carrying value of our investment in Hisun Pfizer to approximately $270 million at December 31, 2016. We are continuing to evaluate strategic alternatives with Hisun. These strategic alternatives could impact the value of our investment in Hisun Pfizer in future periods.

In the third quarter of 2015, we determined that we had an other-than-temporary decline in the value of Hisun Pfizer, and, therefore, in 2015, we recognized a loss of $463 million in Other (income)/deductions––net (see Note 4). The decline in value resulted from lower expectations as to the future cash flows to be generated by Hisun Pfizer, as a result of lower than expected recent performance, increased competition, a slowdown in the China economy in relation to their products, as well as certain changes in the regulatory environment.
In valuing our investment in Hisun Pfizer, we used discounted cash flow techniques, reflecting our best estimate of the various risks inherent in the projected cash flows, and a nominal terminal year growth factor. Some of the more significant estimates and assumptions inherent in this approach include: the amount and timing of the projected net cash flows, which include the expected impact of competitive, legal, economic and/or regulatory forces on the products; the long-term growth rate, which seeks to project the sustainable growth rate over the long-term; and the discount rate, which seeks to reflect the various risks inherent in the projected cash flows, including country risk. As of December 31, 2015, the carrying value of our investment in Hisun Pfizer was approximately $775 million.

Investment in ViiV Healthcare Limited (ViiV)

On January 21, 2014, the European Commission approved Tivicay (dolutegravir), a product for the treatment of HIV-1 infection, developed by ViiV, a company formed in 2009 by Pfizer and GlaxoSmithKline plc to focus solely on research, development and commercialization of HIV medicines and an equity-method investee. This approval, in accordance with the agreement between GlaxoSmithKline plc and Pfizer, triggered a reduction in our equity interest in ViiV from 12.6% to 11.7%, effective April 1, 2014. As a result, in 2014, we recognized a loss of approximately $30 million in Other (income)/deductions––net. We account for our investment in ViiV under the equity method due to the significant influence that we continue to have through our board representation and minority veto rights.

Investment in Laboratório Teuto Brasileiro S.A. (Teuto)

We have an option to acquire the remaining 60% of Teuto, a 40%-owned generics company in Brazil, and Teuto’s shareholders have an option to sell their 60% stake in the company to us. Under the terms of our original agreement with Teuto’s other shareholders, 2016 was the final year in which the call and put options could be exercised. We and the other Teuto shareholders have agreed to extend the period in which the options could be exercised into 2017. Our investment in Teuto is accounted for under the equity method due to the significant influence we have over the operations of Teuto through our board representation, minority veto rights and 40% voting interest.

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In 2016, we determined that we had an other-than-temporary decline in the value of Teuto, and, therefore, in 2016, we recognized a loss of $50 million in Other (income)/deductions––net (see Note 4) related to our equity-method investment. The decline in value resulted from lower expectations as to the future cash flows to be generated by Teuto, primarily due to a slowdown in Brazilian economic conditions, which have been impacted by political risk, higher inflation, and the depreciation of the Brazilian Real.

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In 2014, we recorded income of approximately $55 million in Other (income)/deductions––net, resulting from a decline in the estimated loss from the net call/put option recorded in 2013 and an impairment loss of $56 million in Other (income)/deductions––net related to our equity method investment.

In valuing our investment in Teuto, we used discounted cash flow techniques, reflecting our best estimate of the various risks inherent in the projected cash flows, and a nominal terminal year growth factor. Some of the more significant estimates and assumptions inherent in this approach include: the amount and timing of the projected net cash flows, which include the expected impact of competitive, legal, economic and/or regulatory forces on the products; the long-term growth rate, which seeks to project the sustainable growth rate over the long-term; and the discount rate, which seeks to reflect the various risks inherent in the projected cash flows, including country risk.
F. Cost-Method Investment

AM-Pharma B.V.

In April 2015, we acquired a minority equity interest in AM-Pharma, a privately-held Dutch biopharmaceutical company focused on the development of recAP for inflammatory diseases, and secured an exclusive option to acquire the remaining equity in the company. The option becomes exercisable after completion of a Phase II trial of recAP in the treatment of Acute Kidney Injury related to sepsis, which is expected in 2017. Under the terms of the agreement, we paid $87.5 million for both the exclusive option and the minority equity interest, which was recorded as a cost-method investment in Long-term investments, and we may make additional payments of up to $512.5 million upon exercise of the option and potential launch of any product that may result from this investment.